CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A VACATION

Statistical Supplement

Third Quarter 2013

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF SAVE

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive EPS, the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted
EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Definitions
Holding company available liquidity consists of cash and cash equivalents, excluding cash held as collateral, investments maturing in one year or less at origination and receivables under the inter-company cash management program, less payables under the inter-company cash management program, payables from purchases of securities not settled as of the balance sheet date and commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard® (our linked-benefit product) – 15% of single premium deposits;
• MoneyGuard® (flexible premium option), universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance
("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
• Term - 100% of first year paid premiums;
• Annuities - deposits from new and existing customers; and
• Group Protection - annualized first year premiums from new policies.

Throughout the document, "after-DAC" refers to the associated amortization expense of deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated October 30, 2013, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Revenues
Insurance premiums	$606	$637	$654	$674	$672	10.9%	$1,825	$2,000	9.6%
Fee income	990	957	958	983	1,032	4.2%	2,778	2,973	7.0%
Net investment income	1,146	1,190	1,150	1,213	1,180	3.0%	3,509	3,543	1.0%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(32)	(41)	(14)	(19)	(19)	40.6%	(112)	(52)	53.6%
Realized gain (loss), excluding OTTI	102	88	(45)	2	(9)	NM	140	(53)	NM
Total realized gain (loss)	70	47	(59)	(17)	(28)	NM	28	(105)	NM
Amortization of deferred gains on business
sold through reinsurance	19	19	19	19	19	0.0%	56	56	0.0%
Other revenues	123	123	117	127	134	8.9%	366	380	3.8%
Total revenues	2,954	2,973	2,839	2,999	3,009	1.9%	8,562	8,847	3.3%

Expenses
Interest credited	611	615	617	627	627	2.6%	1,855	1,871	0.9%
Benefits	810	937	958	991	945	16.7%	2,605	2,894	11.1%
Commissions and other expenses	1,047	951	895	898	928	-11.4%	2,731	2,721	-0.4%
Interest and debt expense	68	70	64	65	67	-1.5%	203	196	-3.4%
Total expenses	2,536	2,573	2,534	2,581	2,567	1.2%	7,394	7,682	3.9%
Income (loss) from continuing operations before taxes	418	400	305	418	442	5.7%	1,168	1,165	-0.3%
Federal income tax expense (benefit)	18	80	66	101	105	NM	203	272	34.0%
Income (loss) from continuing operations	400	320	239	317	337	-15.8%	965	893	-7.5%
Income (loss) from discontinued operations	28	-	-	-	-	-100.0%	27	-	-100.0%
Net income (loss)	$428	$320	$239	$317	$337	-21.3%	$992	$893	-10.0%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$1.41	$1.14	$0.86	$1.15	$1.23	-12.8%	$3.33	$3.24	-2.7%
Income (loss) from discontinued operations	0.10	-	-	-	-	-100.0%	0.09	-	-100.0%
Net income (loss)	$1.51	$1.14	$0.86	$1.15	$1.23	-18.5%	$3.42	$3.24	-5.3%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$66,476	$68,016	$69,274	$67,938	$68,525	3.1%
U.S. government bonds	508	442	432	408	368	-27.6%
Foreign government bonds	661	654	626	564	576	-12.9%
Mortgage-backed securities	7,863	7,174	6,542	5,961	5,445	-30.8%
Asset-backed collateralized debt obligations	147	180	173	165	194	32.0%
State and municipal bonds	4,338	4,353	4,430	4,048	3,976	-8.3%
Hybrid and redeemable preferred securities	1,186	1,217	1,234	1,151	1,051	-11.4%
VIEs' fixed maturity securities	706	708	708	698	699	-1.0%
Equity securities	156	157	148	209	185	18.6%
Total AFS securities	82,041	82,901	83,567	81,142	81,019	-1.2%
Trading securities	2,650	2,554	2,528	2,391	2,354	-11.2%
Mortgage loans on real estate	6,690	7,029	7,057	7,033	7,127	6.5%
Real estate	112	65	65	60	56	-50.0%
Policy loans	2,780	2,766	2,727	2,700	2,679	-3.6%
Derivative investments	3,072	2,652	2,268	1,683	1,114	-63.7%
Other investments	1,123	1,098	1,073	1,158	1,219	8.5%
Total investments	98,468	99,065	99,285	96,167	95,568	-2.9%
Cash and invested cash	4,373	4,230	3,107	2,574	2,650	-39.4%
DAC and VOBA	5,813	6,667	6,936	8,214	8,500	46.2%
Premiums and fees receivable	366	380	440	430	427	16.7%
Accrued investment income	1,067	1,015	1,078	1,052	1,111	4.1%
Reinsurance recoverables	6,424	6,449	6,489	6,385	6,528	1.6%
Funds withheld reinsurance assets	846	837	798	788	782	-7.6%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,502	2,580	2,569	2,655	2,709	8.3%
Separate account assets	93,326	95,373	101,366	102,783	109,376	17.2%
Total assets	$215,458	$218,869	$224,341	$223,321	$229,924	6.7%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$19,232	$19,780	$19,149	$18,214	$18,138	-5.7%
Other contract holder funds	70,706	72,218	72,760	73,830	74,106	4.8%
Short-term debt	200	200	706	506	503	151.5%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,372	4,317	3,767	3,928	4,243	-3.0%
Reinsurance related embedded derivatives	215	215	199	131	121	-43.7%
Funds withheld reinsurance liabilities	987	940	926	926	898	-9.0%
Deferred gain on business sold through reinsurance	338	319	301	282	263	-22.2%
Payables for collateral on investments	4,566	4,181	4,107	4,252	3,553	-22.2%
VIEs' liabilities	174	128	113	101	67	-61.5%
Other liabilities	5,100	5,103	4,963	3,929	4,255	-16.6%
Separate account liabilities	93,326	95,373	101,366	102,783	109,376	17.2%
Total liabilities	200,338	203,896	209,479	210,004	216,645	8.1%

Stockholders' Equity
Common stock	7,214	7,121	7,043	6,937	6,886	-4.5%
Retained earnings	3,756	4,044	4,238	4,487	4,753	26.5%
AOCI:
Unrealized gain (loss) on AFS securities	4,354	4,066	3,777	2,033	1,760	-59.6%
Unrealized OTTI on AFS securities	(99)	(107)	(87)	(84)	(84)	15.2%
Unrealized gain (loss) on derivative instruments	177	163	203	259	270	52.5%
Foreign currency translation adjustment	(3)	(4)	(6)	(5)	(5)	-66.7%
Funded status of employee benefit plans	(279)	(310)	(306)	(310)	(301)	-7.9%
Total AOCI	4,150	3,808	3,581	1,893	1,640	-60.5%
Total stockholders' equity	15,120	14,973	14,862	13,317	13,279	-12.2%
Total liabilities and stockholders' equity	$215,458	$218,869	$224,341	$223,321	$229,924	6.7%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Income (Loss)
Income (loss) from operations	$362	$310	$285	$351	$367	1.4%	$974	$1,002	2.9%
Net income (loss)	428	320	239	317	337	-21.3%	992	893	-10.0%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.27	$1.10	$1.02	$1.27	$1.34	5.5%	$3.36	$3.63	8.0%
Net income (loss)	1.51	1.14	0.86	1.15	1.23	-18.5%	3.42	3.24	-5.3%

Average Stockholders' Equity
Average equity, including AOCI	$14,580	$15,048	$14,918	$14,089	$13,298	-8.8%	$13,756	$14,102	2.5%
Average AOCI	3,764	3,979	3,695	2,737	1,766	-53.1%	3,138	2,733	-12.9%
Average equity, excluding AOCI	$10,816	$11,069	$11,223	$11,352	$11,532	6.6%	$10,618	$11,369	7.1%

ROE
Income (loss) from operations	13.4%	11.2%	10.2%	12.4%	12.7%		12.2%	11.8%
Net income (loss)	15.8%	11.6%	8.5%	11.2%	11.7%		12.5%	10.5%

Per Share
Dividends declared during the period	$0.08	$0.12	$0.12	$0.12	$0.12	50.0%	$0.24	$0.36	50.0%
Book value, including AOCI	54.94	55.14	55.33	50.37	50.62	-7.9%	54.94	50.62	-7.9%
Book value, excluding AOCI	39.86	41.11	42.00	43.21	44.37	11.3%	39.86	44.37	11.3%

Shares
Repurchased during the period	4.2	3.8	3.4	4.3	2.3	-44.3%	16.6	10.0	-39.8%
Average for the period - diluted	284.7	281.1	278.6	275.7	273.7	-3.9%	289.8	276.0	-4.8%
End-of-period - assuming conversion of preferred	275.2	271.6	268.6	264.4	262.3	-4.7%	275.2	262.3	-4.7%
End-of-period - diluted	282.4	279.1	277.2	273.9	272.5	-3.5%	282.4	272.5	-3.5%

Cash Returned to Common Stockholders
Shares repurchased	$100	$92	$100	$150	$100	0.0%	$400	$350	-12.5%
Common dividends	22	22	33	32	32	45.5%	68	97	42.6%
Total cash returned to common stockholders	$122	$114	$133	$182	$132	8.2%	$468	$447	-4.5%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Income (Loss) from Operations
Annuities	$139	$162	$159	$195	$198	42.4%	$433	$551	27.3%
Retirement Plan Services	29	28	35	39	33	13.8%	101	108	6.9%
Life Insurance	152	147	112	135	140	-7.9%	427	387	-9.4%
Group Protection	16	13	14	22	23	43.8%	59	60	1.7%
Other Operations	26	(40)	(35)	(40)	(27)	NM	(46)	(104)	NM
Income (loss) from operations	$362	$310	$285	$351	$367	1.4%	$974	$1,002	2.9%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,110	$3,053	$2,977	$2,978	$3,009	-3.2%	$3,054	$2,988	-2.2%
Retirement Plan Services	1,031	941	908	970	983	-4.7%	981	954	-2.8%
Life Insurance	5,879	5,919	5,998	6,125	6,196	5.4%	5,780	6,106	5.6%
Group Protection	955	992	1,036	1,062	1,083	13.4%	929	1,060	14.1%
Total segment equity, excluding goodwill	10,975	10,905	10,919	11,135	11,271	2.7%	10,744	11,108	3.4%
Other Operations and goodwill	(159)	164	304	217	261	264.2%	(126)	261	NM
Total average equity, excluding AOCI	$10,816	$11,069	$11,223	$11,352	$11,532	6.6%	$10,618	$11,369	7.1%

ROE
Segment ROE, excluding goodwill:
Annuities	17.9%	21.2%	21.3%	26.1%	26.3%		19.0%	24.6%
Retirement Plan Services	11.2%	12.0%	15.5%	16.2%	13.5%		13.8%	15.1%
Life Insurance	10.3%	10.0%	7.5%	8.8%	9.1%		9.9%	8.4%
Group Protection	6.5%	5.3%	5.6%	8.4%	8.6%		8.4%	7.6%
Consolidated ROE - income (loss) from operations	13.4%	11.2%	10.2%	12.4%	12.7%		12.2%	11.8%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Annuities
Operating revenues	$745	$766	$777	$817	$842	13.0%	$2,210	$2,436	10.2%
Average account values	92,323	94,709	99,545	103,561	106,490	15.3%	90,604	103,222	13.9%
Net flows	396	1,060	885	1,703	1,235	211.9%	1,391	3,822	174.8%

Retirement Plan Services
Operating revenues	$255	$259	$260	$271	$269	5.5%	$765	$800	4.6%
Average account values	42,315	43,385	45,374	47,078	48,344	14.2%	41,472	46,948	13.2%
Net flows	232	348	344	337	219	-5.6%	638	901	41.2%

Life Insurance
Operating revenues	$1,296	$1,297	$1,241	$1,284	$1,301	0.4%	$3,759	$3,827	1.8%
Average account values	36,355	36,957	37,671	38,231	38,801	6.7%	36,021	38,234	6.1%
Average in-force face amount	583,264	587,509	592,304	597,542	604,574	3.7%	581,392	598,140	2.9%
Net flows	685	1,148	848	889	862	25.8%	2,139	2,598	21.5%

Group Protection
Operating revenues	$517	$531	$550	$575	$561	8.5%	$1,560	$1,685	8.0%
Non-medical earned premiums	450	462	475	482	494	9.8%	1,322	1,451	9.8%

Consolidated
Operating revenues	$2,914	$2,956	$2,930	$3,049	$3,073	5.5%	$8,614	$9,052	5.1%
Average account values	170,993	175,051	182,590	188,870	193,635	13.2%	168,097	188,404	12.1%
Net flows	1,313	2,556	2,077	2,929	2,316	76.4%	4,168	7,321	75.6%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Deposits
Annuities	$2,677	$3,539	$3,219	$4,181	$3,640	36.0%	$8,025	$11,040	37.6%
Retirement Plan Services	1,717	1,861	1,667	1,617	1,860	8.3%	4,519	5,144	13.8%
Life Insurance	1,106	1,546	1,240	1,253	1,230	11.2%	3,403	3,723	9.4%
Total deposits	$5,500	$6,946	$6,126	$7,051	$6,730	22.4%	$15,947	$19,907	24.8%

Net Flows
Annuities	$396	$1,060	$885	$1,703	$1,235	211.9%	$1,391	$3,822	174.8%
Retirement Plan Services	232	348	344	337	219	-5.6%	638	901	41.2%
Life Insurance	685	1,148	848	889	862	25.8%	2,139	2,598	21.5%
Total net flows	$1,313	$2,556	$2,077	$2,929	$2,316	76.4%	$4,168	$7,321	75.6%

Account Balances as of End-of-Period
Annuities	$94,193	$96,514	$101,414	$103,093	$108,699	15.4%	$94,193	$108,699	15.4%
Retirement Plan Services	43,103	43,931	46,442	47,097	49,309	14.4%	43,103	49,309	14.4%
Life Insurance	36,589	37,325	38,018	38,446	39,157	7.0%	36,589	39,157	7.0%
Total account balances	$173,885	$177,770	$185,874	$188,636	$197,165	13.4%	$173,885	$197,165	13.4%

Average Account Balances
Annuities	$92,323	$94,709	$99,545	$103,561	$106,490	15.3%	$90,604	$103,222	13.9%
Retirement Plan Services	42,315	43,385	45,374	47,078	48,344	14.2%	41,472	46,948	13.2%
Life Insurance	36,355	36,957	37,671	38,231	38,801	6.7%	36,021	38,234	6.1%
Total average account balances	$170,993	$175,051	$182,590	$188,870	$193,635	13.2%	$168,097	$188,404	12.1%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Sales
Annuities:
Variable	$2,188	$3,019	$2,939	$3,917	$3,407	55.7%	$6,796	$10,263	51.0%
Fixed	489	520	280	264	233	-52.4%	1,229	777	-36.8%
Total Annuities	$2,677	$3,539	$3,219	$4,181	$3,640	36.0%	$8,025	$11,040	37.6%

Retirement Plan Services:
Small market	$362	$577	$407	$366	$362	0.0%	$1,152	$1,135	-1.5%
Mid - large market	1,186	1,123	1,099	1,093	1,338	12.8%	2,852	3,532	23.8%
Multi-Fund® and other variable	169	161	161	158	160	-5.3%	515	477	-7.4%
Total Retirement Plan Services	$1,717	$1,861	$1,667	$1,617	$1,860	8.3%	$4,519	$5,144	13.8%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$27	$38	$31	$30	$32	18.5%	$109	$92	-15.6%
MoneyGuard®	40	47	45	48	39	-2.5%	121	133	9.9%
Indexed UL	11	14	9	11	17	54.5%	27	37	37.0%
Total UL	78	99	85	89	88	12.8%	257	262	1.9%
VUL	9	30	23	32	36	300.0%	31	91	193.5%
COLI and BOLI	9	78	26	39	15	66.7%	31	80	158.1%
Term	16	19	16	23	24	50.0%	42	63	50.0%
Total Life Insurance	$112	$226	$150	$183	$163	45.5%	$361	$496	37.4%

Group Protection:
Life	$41	$84	$31	$33	$43	4.9%	$101	$107	5.9%
Disability	41	97	31	42	47	14.6%	107	120	12.1%
Dental	15	25	9	20	17	13.3%	44	46	4.5%
Total Group Protection	$97	$206	$71	$95	$107	10.3%	$252	$273	8.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Operating Revenues
Annuities	$745	$766	$777	$817	$842	13.0%	$2,210	$2,436	10.2%
Retirement Plan Services	255	259	260	271	269	5.5%	765	800	4.6%
Life Insurance	1,296	1,297	1,241	1,284	1,301	0.4%	3,759	3,827	1.8%
Group Protection	517	531	550	575	561	8.5%	1,560	1,685	8.0%
Other Operations	101	103	102	102	100	-1.0%	320	304	-5.0%
Total	$2,914	$2,956	$2,930	$3,049	$3,073	5.5%	$8,614	$9,052	5.1%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$103	$118	$97	$101	$106	2.9%	$307	$303	-1.3%
Retirement Plan Services	73	86	66	72	71	-2.7%	211	209	-0.9%
Life Insurance	105	113	98	103	105	0.0%	315	306	-2.9%
Group Protection	57	63	55	63	61	7.0%	162	179	10.5%
Other Operations	24	23	26	32	7	-70.8%	70	66	-5.7%
Total	$362	$403	$342	$371	$350	-3.3%	$1,065	$1,063	-0.2%

General and Administrative Expenses,
Net of Amounts Capitalized, As a %
of Operating Revenues
Annuities	13.9%	15.4%	12.4%	12.3%	12.6%		13.9%	12.4%
Retirement Plan Services	28.7%	33.1%	25.6%	26.6%	26.2%		27.5%	26.1%
Life Insurance	8.1%	8.7%	7.9%	8.0%	8.1%		8.4%	8.0%
Group Protection	11.0%	11.9%	10.0%	11.0%	10.9%		10.4%	10.6%
Other Operations	24.8%	21.1%	25.7%	32.4%	6.3%		21.7%	21.5%
Total	12.4%	13.6%	11.7%	12.2%	11.4%		12.4%	11.7%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$405	$467	$395	$426	$406	0.2%	$1,199	$1,228	2.4%
Commissions	454	551	514	570	564	24.2%	1,369	1,648	20.4%
Media expenses	16	17	15	15	15	-6.3%	49	45	-8.2%
Taxes, licenses and fees	70	58	67	52	70	0.0%	187	189	1.1%
Interest and debt expense	68	65	64	65	67	-1.5%	203	196	-3.4%
Expenses associated with reserve financing
and unrelated letters of credit	14	15	16	16	16	14.3%	40	48	20.0%
Total operating commissions and other
expenses incurred	1,027	1,173	1,071	1,144	1,138	10.8%	3,047	3,354	10.1%

Less Amounts Capitalized
General and administrative expenses	(43)	(64)	(53)	(55)	(56)	-30.2%	(134)	(165)	-23.1%
Commissions	(242)	(328)	(280)	(339)	(321)	-32.6%	(741)	(940)	-26.9%
Taxes, licenses and fees	(8)	(12)	(10)	(10)	(7)	12.5%	(27)	(27)	0.0%
Total amounts capitalized	(293)	(404)	(343)	(404)	(384)	-31.1%	(902)	(1,132)	-25.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	734	769	728	740	754	2.7%	2,145	2,222	3.6%

Amortization
Amortization of DAC and VOBA	376	245	227	221	239	-36.4%	780	687	-11.9%
Amortization of intangibles	1	1	1	1	1	0.0%	3	3	0.0%
Total amortization	377	246	228	222	240	-36.3%	783	690	-11.9%
Total operating commissions and
other expenses	$1,111	$1,015	$956	$962	$994	-10.5%	$2,928	$2,912	-0.5%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Annuities
Investments on reserves, excluding alternative	4.93%	4.80%	4.78%	4.66%	4.54%	(39)	4.97%	4.66%	(31)
Prepayment and make whole premiums	0.04%	0.08%	0.09%	0.37%	0.10%	6	0.05%	0.19%	14
Net investment income yield on reserves	4.97%	4.88%	4.87%	5.03%	4.64%	(33)	5.02%	4.85%	(17)
Interest rate credited to contract holders	2.94%	2.79%	2.77%	2.85%	2.86%	(8)	3.04%	2.83%	(21)
Interest rate spread	2.03%	2.09%	2.10%	2.18%	1.78%	(25)	1.98%	2.02%	4

Retirement Plan Services
Investments on reserves, excluding alternative	5.23%	5.04%	5.02%	5.01%	4.97%	(26)	5.28%	5.00%	(28)
Prepayment and make whole premiums	0.01%	0.07%	0.10%	0.24%	0.18%	17	0.02%	0.17%	15
Alternative investments	0.00%	0.00%	0.00%	0.00%	0.00%	-	0.01%	0.00%	(1)
Net investment income yield on reserves	5.24%	5.11%	5.12%	5.25%	5.15%	(9)	5.31%	5.17%	(14)
Interest rate credited to contract holders	3.22%	3.16%	3.14%	3.11%	3.12%	(10)	3.22%	3.12%	(10)
Interest rate spread	2.02%	1.95%	1.98%	2.14%	2.03%	1	2.09%	2.05%	(4)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative	5.65%	5.65%	5.60%	5.57%	5.54%	(11)	5.75%	5.58%	(17)
Prepayment and make whole premiums	0.02%	0.13%	0.03%	0.15%	0.08%	6	0.04%	0.09%	5
Alternative investments	0.03%	0.29%	0.00%	0.18%	0.14%	11	0.12%	0.10%	(2)
Net investment income yield on reserves	5.70%	6.07%	5.63%	5.90%	5.76%	6	5.91%	5.77%	(14)
Interest rate credited to contract holders	3.94%	3.99%	3.92%	3.92%	3.93%	(1)	3.95%	3.92%	(3)
Interest rate spread	1.76%	2.08%	1.71%	1.98%	1.83%	7	1.96%	1.85%	(11)

Attributable to traditional products:
Investments on reserves, excluding alternative	5.73%	5.67%	5.70%	5.60%	5.57%	(16)	5.75%	5.63%	(12)
Prepayment and make whole premiums	0.00%	0.48%	0.05%	0.12%	0.03%	3	0.01%	0.07%	6
Alternative investments	0.00%	0.00%	0.00%	0.00%	0.00%	-	0.01%	0.00%	(1)
Net investment income yield on reserves	5.73%	6.15%	5.75%	5.72%	5.60%	(13)	5.77%	5.70%	(7)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

				As of 9/30/12		As of 12/31/12		As of 9/30/13
				Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds				$66,476	78.5%	$68,016	79.6%	$68,525	82.2%
U.S. government bonds				508	0.6%	442	0.5%	368	0.5%
Foreign government bonds				661	0.8%	654	0.8%	576	0.7%
Mortgage-backed securities				7,863	9.3%	7,174	8.4%	5,445	6.5%
Asset-backed collateralized debt obligations				147	0.2%	180	0.2%	194	0.2%
State and municipal bonds				4,338	5.1%	4,353	5.1%	3,976	4.8%
Hybrid and redeemable preferred securities				1,186	1.4%	1,217	1.4%	1,051	1.3%
VIEs' fixed maturity securities				706	0.8%	708	0.8%	699	0.8%
Equity securities				156	0.2%	157	0.2%	185	0.2%
Total AFS securities				82,041	96.9%	82,901	97.0%	81,019	97.2%
Trading securities				2,650	3.1%	2,554	3.0%	2,354	2.8%
Total AFS and trading securities				$84,691	100.0%	$85,455	100.0%	$83,373	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities				$74,664	99.8%	$75,520	99.8%	$78,611	99.8%
Equity securities				144	0.2%	139	0.2%	165	0.2%
Total AFS and trading securities				$74,808	100.0%	$75,659	100.0%	$78,776	100.0%

% of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade					94.8%		94.5%		94.8%
Below investment grade					5.2%		5.5%		5.2%

	For the Three Months Ended						For the Nine Months Ended
	09/30/12	12/31/12	03/31/13	06/30/13	9/30/13	Change	09/30/12	9/30/13	Change
Net Investment Income	$1,146	$1,190	$1,150	$1,213	$1,180	3.0%	$3,509	$3,543	1.0%

Average Invested Assets, at Amortized Cost	85,802	86,498	87,690	89,009	89,910	4.8%	84,881	88,870	4.7%

Net Investment Income Yield	5.34%	5.50%	5.25%	5.45%	5.25%	(9)	5.51%	5.32%	(19)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$31	$30	$32	$34	$37	19.4%	$83	$103	24.1%
Total excluded realized gain (loss)	39	17	(91)	(51)	(65)	NM	(55)	(208)	NM
Total realized gain (loss), pre-tax	$70	$47	$(59)	$(17)	$(28)	NM	$28	$(105)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$3	$(2)	$(4)	$(22)	$(7)	NM	$(35)	$(34)	2.9%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	99	18	1	5	6	-93.9%	81	13	-84.0%
GLB non-performance risk component	(61)	(5)	(35)	(16)	(22)	63.9%	(60)	(73)	-21.7%
Total variable annuity net derivative results	38	13	(34)	(11)	(16)	NM	21	(60)	NM
Indexed annuity forward-starting option	(6)	2	(8)	(2)	(7)	-16.7%	3	(16)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$35	$13	$(46)	$(35)	$(30)	NM	$(11)	$(110)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(21)	$(27)	$(9)	$(12)	$(12)	40.6%	$(73)	$(34)	53.6%
Other realized gain (loss) related to
certain investments	(14)	2	(1)	(4)	(9)	39.1%	(26)	(14)	45.8%
Gain (loss) on the mark-to-market
on certain instruments	38	23	6	(6)	14	-63.2%	64	14	-78.1%
Total realized gain (loss) related
to investments, after-tax	$3	$(2)	$(4)	$(22)	$(7)	NM	$(35)	$(34)	2.9%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change
Leverage Ratio
Short-term debt	$200	$200	$706	$506	$503	151.5%
Long-term debt	5,494	5,439	4,889	5,050	5,365	-2.3%
Total debt	5,694	5,639	5,595	5,556	5,868	3.1%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	908	908	0.0%
Carrying value of fair value hedges	307	269	227	139	105	-65.8%
Total numerator	$3,357	$3,340	$3,338	$3,387	$3,733	11.2%

Stockholders' equity, excluding AOCI	$10,970	$11,165	$11,281	$11,424	$11,639	6.1%
Total debt	5,694	5,639	5,595	5,556	5,868	3.1%
Total denominator	$16,664	$16,804	$16,876	$16,980	$17,507	5.1%

Leverage ratio	20.1%	19.9%	19.8%	19.9%	21.3%

Holding Company Available Liquidity	$618	$706	$647	$693	$1,041	68.4%

			Ratings as of October 30, 2013
						Standard
			A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$29	$34	$33	$24	$30	3.4%	$64	$87	35.9%
Fee income	332	351	369	391	417	25.6%	980	1,178	20.2%
Net investment income	268	263	257	273	254	-5.2%	819	784	-4.3%
Operating realized gain (loss)	30	31	31	33	36	20.0%	82	100	22.0%
Other revenues	86	87	87	96	105	22.1%	265	287	8.3%
Total operating revenues	745	766	777	817	842	13.0%	2,210	2,436	10.2%
Operating expenses:
Interest credited	146	153	153	157	153	4.8%	480	463	-3.5%
Benefits	131	55	65	62	78	-40.5%	226	206	-8.8%
Commissions incurred	203	245	229	274	250	23.2%	588	754	28.2%
Other expenses incurred	190	212	194	202	213	12.1%	573	610	6.5%
Amounts capitalized	(138)	(182)	(163)	(213)	(181)	-31.2%	(411)	(558)	-35.8%
Amortization	40	97	105	92	90	125.0%	224	286	27.7%
Total operating expenses	572	580	583	574	603	5.4%	1,680	1,761	4.8%
Income (loss) from operations before taxes	173	186	194	243	239	38.2%	530	675	27.4%
Federal income tax expense (benefit)	34	24	35	48	41	20.6%	97	124	27.8%
Income (loss) from operations	$139	$162	$159	$195	$198	42.4%	$433	$551	27.3%

Effective Federal Income Tax Rate	19.6%	12.7%	18.0%	19.8%	17.2%		18.4%	18.4%

Average Equity, Excluding Goodwill and AOCI	$3,110	$3,053	$2,977	$2,978	$3,009	-3.2%	$3,054	$2,988	-2.2%

ROE, Excluding Goodwill	17.9%	21.2%	21.3%	26.1%	26.3%		19.0%	24.6%

Return on Average Account Values	60	68	64	75	74	14	63	71	8

Account Values
Separate account values:
Average	$71,535	$73,804	$78,489	$82,301	$85,151	19.0%	$69,926	$82,005	17.3%
End-of-period	73,401	75,501	80,312	81,764	87,415	19.1%	73,401	87,415	19.1%
General account values:
Average	20,788	20,905	21,056	21,260	21,339	2.7%	20,678	21,217	2.6%
End-of-period	20,792	21,013	21,102	21,329	21,284	2.4%	20,792	21,284	2.4%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$53	$54	$56	$58	$59	11.3%	$158	$172	8.9%
Net investment income	199	201	202	211	207	4.0%	598	620	3.7%
Other revenues	3	4	2	2	3	0.0%	9	8	-11.1%
Total operating revenues	255	259	260	271	269	5.5%	765	800	4.6%
Operating expenses:
Interest credited	114	115	117	117	118	3.5%	337	351	4.2%
Benefits	-	-	-	-	-	NM	-	1	NM
Commissions incurred	17	19	18	18	18	5.9%	52	54	3.8%
Other expenses incurred	81	93	77	79	78	-3.7%	236	234	-0.8%
Amounts capitalized	(9)	(10)	(9)	(7)	(7)	22.2%	(28)	(23)	17.9%
Amortization	13	10	9	10	18	38.5%	33	37	12.1%
Total operating expenses	216	227	212	217	225	4.2%	630	654	3.8%
Income (loss) from operations before taxes	39	32	48	54	44	12.8%	135	146	8.1%
Federal income tax expense (benefit)	10	4	13	15	11	10.0%	34	38	11.8%
Income (loss) from operations	$29	$28	$35	$39	$33	13.8%	$101	$108	6.9%

Effective Federal Income Tax Rate	26.0%	13.0%	27.2%	27.1%	24.1%		25.1%	26.2%

Average Equity, Excluding Goodwill and AOCI	$1,031	$941	$908	$970	$983	-4.7%	$981	$954	-2.8%

ROE, Excluding Goodwill	11.2%	12.0%	15.5%	16.2%	13.5%		13.8%	15.1%

Return on Average Account Values	27	26	31	33	27	-	33	31	(2)

Account Values
Separate account values:
Average	$13,558	$13,536	$13,970	$14,311	$14,481	6.8%	$13,507	$14,256	5.5%
End-of-period	13,788	13,466	14,233	14,084	14,556	5.6%	13,788	14,556	5.6%
Mutual fund account values:
Average	14,631	15,404	16,595	17,797	18,741	28.1%	14,047	17,724	26.2%
End-of-period	15,073	15,747	17,313	17,978	19,534	29.6%	15,073	19,534	29.6%
General account values:
Average	14,126	14,445	14,809	14,970	15,122	7.1%	13,918	14,968	7.5%
End-of-period	14,242	14,718	14,896	15,035	15,219	6.9%	14,242	15,219	6.9%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$103	$116	$113	$119	$125	21.4%	$326	$357	9.5%
Fee income	605	551	533	534	556	-8.1%	1,639	1,622	-1.0%
Net investment income	578	624	585	625	615	6.4%	1,773	1,825	2.9%
Operating realized gain (loss)	1	(1)	2	-	1	0.0%	1	3	200.0%
Other revenues	9	7	8	6	4	-55.6%	20	20	0.0%
Total operating revenues	1,296	1,297	1,241	1,284	1,301	0.4%	3,759	3,827	1.8%
Operating expenses:
Interest credited	320	316	320	325	329	2.8%	945	973	3.0%
Benefits	295	486	505	500	476	61.4%	1,238	1,482	19.7%
Commissions incurred	115	161	139	146	157	36.5%	371	442	19.1%
Other expenses incurred	168	178	169	168	183	8.9%	510	521	2.2%
Amounts capitalized	(131)	(181)	(157)	(166)	(175)	-33.6%	(420)	(498)	-18.6%
Amortization	313	124	98	110	121	-61.3%	490	329	-32.9%
Total operating expenses	1,080	1,084	1,074	1,083	1,091	1.0%	3,134	3,249	3.7%
Income (loss) from operations before taxes	216	213	167	201	210	-2.8%	625	578	-7.5%
Federal income tax expense (benefit)	64	66	55	66	70	9.4%	198	191	-3.5%
Income (loss) from operations	$152	$147	$112	$135	$140	-7.9%	$427	$387	-9.4%

Effective Federal Income Tax Rate	29.7%	30.8%	32.9%	33.0%	33.4%		31.7%	33.1%

Average Equity, Excluding Goodwill and AOCI	$5,879	$5,919	$5,998	$6,125	$6,196	5.4%	$5,780	$6,106	5.6%

ROE, Excluding Goodwill	10.3%	10.0%	7.5%	8.8%	9.1%		9.9%	8.4%

Average Account Values	$36,355	$36,957	$37,671	$38,231	$38,801	6.7%	$36,021	$38,234	6.1%

In-Force Face Amount
UL and other	$308,470	$311,235	$311,588	$314,093	$315,742	2.4%	$308,470	$315,742	2.4%
Term insurance	275,992	279,322	282,463	286,939	292,375	5.9%	275,992	292,375	5.9%
Total in-force face amount	$584,462	$590,557	$594,051	$601,032	$608,117	4.0%	$584,462	$608,117	4.0%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$473	$487	$508	$531	$516	9.1%	$1,431	$1,555	8.7%
Net investment income	41	41	39	42	41	0.0%	121	122	0.8%
Other revenues	3	3	3	2	4	33.3%	8	8	0.0%
Total operating revenues	517	531	550	575	561	8.5%	1,560	1,685	8.0%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	3	2	-33.3%
Benefits	360	367	384	397	382	6.1%	1,078	1,163	7.9%
Commissions incurred	55	61	63	62	62	12.7%	162	187	15.4%
Other expenses incurred	82	99	80	90	90	9.8%	237	259	9.3%
Amounts capitalized	(15)	(31)	(15)	(18)	(20)	-33.3%	(43)	(53)	-23.3%
Amortization	10	14	15	9	10	0.0%	33	34	3.0%
Total operating expenses	493	511	528	541	525	6.5%	1,470	1,592	8.3%
Income (loss) from operations before taxes	24	20	22	34	36	50.0%	90	93	3.3%
Federal income tax expense (benefit)	8	7	8	12	13	62.5%	31	33	6.5%
Income (loss) from operations	$16	$13	$14	$22	$23	43.8%	$59	$60	1.7%

Effective Federal Income Tax Rate	34.2%	34.9%	35.0%	35.0%	35.0%		35.1%	35.0%

Average Equity, Excluding Goodwill and AOCI	$955	$992	$1,036	$1,062	$1,083	13.4%	$929	$1,060	14.1%

ROE, Excluding Goodwill	6.5%	5.3%	5.6%	8.4%	8.6%		8.4%	7.6%

Loss Ratios by Product Line
Life	76.8%	72.3%	80.1%	77.1%	74.2%		76.7%	77.1%
Disability	76.3%	77.9%	69.1%	70.1%	73.2%		72.0%	70.8%
Dental	69.0%	70.8%	77.4%	74.1%	71.5%		75.7%	74.3%
Total non-medical	75.7%	74.7%	74.8%	73.5%	73.4%		74.4%	73.9%
Medical	85.4%	86.7%	89.3%	88.8%	88.3%		88.1%	88.8%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$-	$-	$-	NM	$4	$1	-75.0%
Net investment income	61	61	66	63	63	3.3%	198	192	-3.0%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	54	54	0.0%
Media revenues	21	21	17	19	18	-14.3%	59	53	-10.2%
Other revenues	1	3	1	2	1	0.0%	5	4	-20.0%
Total operating revenues	101	103	102	102	100	-1.0%	320	304	-5.0%
Operating expenses:
Interest credited	30	32	27	28	26	-13.3%	91	82	-9.9%
Benefits	43	32	27	29	29	-32.6%	105	85	-19.0%
Media expenses	16	17	15	15	15	-6.3%	49	45	-8.2%
Commissions and other expenses	33	24	25	26	5	-84.8%	69	56	-18.8%
Interest and debt expenses	68	65	64	65	67	-1.5%	203	196	-3.4%
Total operating expenses	190	170	158	163	142	-25.3%	517	464	-10.3%
Income (loss) from operations before taxes	(89)	(67)	(56)	(61)	(42)	52.8%	(197)	(160)	18.8%
Federal income tax expense (benefit)	(115)	(27)	(21)	(21)	(15)	87.0%	(151)	(56)	62.9%
Income (loss) from operations	$26	$(40)	$(35)	$(40)	$(27)	NM	$(46)	$(104)	NM

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$-	$-	$-	$-	NM	$(1)	$-	100.0%
Federal income tax expense (benefit)	(28)	-	-	-	-	100.0%	(28)	-	100.0%
Gain (loss) on disposal	$28	$-	$-	$-	$-	-100.0%	$27	$-	-100.0%

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
DAC and VOBA
Balance as of beginning-of-period	$6,505	$5,813	$6,667	$6,936	$8,214	26.3%	$6,776	$6,667	-1.6%
Business sold through reinsurance	2	-	-	-	2	0.0%	2	2	0.0%
Deferrals	293	404	343	404	384	31.1%	902	1,132	25.5%
Operating amortization	(376)	(245)	(227)	(221)	(239)	36.4%	(780)	(687)	11.9%
Deferrals, net of operating amortization	(83)	159	116	183	145	274.7%	122	445	264.8%
Amortization associated with benefit ratio unlocking	(2)	-	(2)	1	(3)	-50.0%	(5)	(4)	20.0%
Adjustment related to realized (gains) losses	(30)	(16)	4	(11)	(7)	76.7%	(45)	(14)	68.9%
Adjustment related to unrealized (gains) losses	(579)	711	151	1,105	149	125.7%	(1,037)	1,404	235.4%
Balance as of end-of-period	$5,813	$6,667	$6,936	$8,214	$8,500	46.2%	$5,813	$8,500	46.2%

DSI
Balance as of beginning-of-period	$260	$252	$253	$249	$266	2.3%	$271	$253	-6.6%
Deferrals	11	9	3	3	2	-81.8%	30	7	-76.7%
Operating amortization	3	(12)	(12)	(9)	(2)	NM	(19)	(23)	-21.1%
Deferrals, net of operating amortization	14	(3)	(9)	(6)	-	-100.0%	11	(16)	NM
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	(1)	0.0%
Adjustment related to realized (gains) losses	(4)	(3)	-	(1)	-	100.0%	(5)	(1)	80.0%
Adjustment related to unrealized (gains) losses	(18)	7	5	24	1	105.6%	(24)	32	233.3%
Balance as of end-of-period	$252	$253	$249	$266	$267	6.0%	$252	$267	6.0%

DFEL
Balance as of beginning-of-period	$1,261	$1,001	$1,373	$1,351	$1,819	44.3%	$1,369	$1,373	0.3%
Deferrals	78	92	83	81	75	-3.8%	256	239	-6.6%
Operating amortization	(130)	(61)	(55)	(44)	(68)	47.7%	(222)	(167)	24.8%
Deferrals, net of operating amortization	(52)	31	28	37	7	113.5%	34	72	111.8%
Amortization associated with benefit ratio unlocking	(1)	-	-	-	-	100.0%	(1)	(1)	0.0%
Adjustment related to realized (gains) losses	(12)	(4)	1	(1)	(1)	91.7%	(12)	(2)	83.3%
Adjustment related to unrealized (gains) losses	(195)	345	(51)	432	36	118.5%	(389)	419	207.7%
Balance as of end-of-period	$1,001	$1,373	$1,351	$1,819	$1,861	85.9%	$1,001	$1,861	85.9%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
DAC and VOBA
Balance as of beginning-of-period	$1,940	$1,910	$2,092	$2,196	$2,507	29.2%	$1,912	$2,092	9.4%
Deferrals	138	182	164	213	182	31.9%	411	558	35.8%
Operating amortization	(40)	(97)	(105)	(92)	(90)	NM	(224)	(286)	-27.7%
Deferrals, net of operating amortization	98	85	59	121	92	-6.1%	187	272	45.5%
Amortization associated with benefit ratio unlocking	(2)	-	(2)	1	(3)	-50.0%	(5)	(4)	20.0%
Adjustment related to realized (gains) losses	(32)	(15)	8	(9)	(3)	90.6%	(48)	(4)	91.7%
Adjustment related to unrealized (gains) losses	(94)	112	39	198	16	117.0%	(136)	253	286.0%
Balance as of end-of-period	$1,910	$2,092	$2,196	$2,507	$2,609	36.6%	$1,910	$2,609	36.6%

DSI
Balance as of beginning-of-period	$258	$250	$249	$246	$262	1.6%	$269	$249	-7.4%
Deferrals	11	7	2	2	2	-81.8%	30	7	-76.7%
Operating amortization	3	(12)	(11)	(9)	(5)	NM	(19)	(26)	-36.8%
Deferrals, net of operating amortization	14	(5)	(9)	(7)	(3)	NM	11	(19)	NM
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	(4)	(3)	-	(1)	-	100.0%	(5)	(1)	80.0%
Adjustment related to unrealized (gains) losses	(18)	7	6	24	2	111.1%	(24)	32	233.3%
Balance as of end-of-period	$250	$249	$246	$262	$261	4.4%	$250	$261	4.4%

DFEL
Balance as of beginning-of-period	$265	$258	$258	$261	$262	-1.1%	$263	$258	-1.9%
Deferrals	5	6	5	6	7	40.0%	18	19	5.6%
Operating amortization	2	(5)	(5)	(4)	(5)	NM	(7)	(14)	-100.0%
Deferrals, net of operating amortization	7	1	-	2	2	-71.4%	11	5	-54.5%
Amortization associated with benefit ratio unlocking	(1)	-	-	-	-	100.0%	(1)	(1)	0.0%
Adjustment related to realized (gains) losses	(12)	(4)	2	(2)	(1)	91.7%	(13)	(1)	92.3%
Adjustment related to unrealized (gains) losses	(1)	3	1	1	-	100.0%	(2)	2	200.0%
Balance as of end-of-period	$258	$258	$261	$262	$263	1.9%	$258	$263	1.9%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$145	$108	$102	$69	$162	11.7%	$183	$102	-44.3%
Deferrals	9	10	9	7	7	-22.2%	28	23	-17.9%
Operating amortization	(13)	(10)	(9)	(10)	(18)	-38.5%	(33)	(37)	-12.1%
Deferrals, net of operating amortization	(4)	-	-	(3)	(11)	NM	(5)	(14)	NM
Adjustment related to unrealized (gains) losses	(33)	(6)	(33)	96	9	127.3%	(70)	72	202.9%
Balance as of end-of-period	$108	$102	$69	$162	$160	48.1%	$108	$160	48.1%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$4,251	$3,620	$4,281	$4,480	$5,344	25.7%	$4,516	$4,281	-5.2%
Business sold through reinsurance	2	-	-	-	2	0.0%	2	2	0.0%
Deferrals	131	182	157	166	175	33.6%	420	498	18.6%
Operating amortization	(313)	(124)	(98)	(110)	(121)	61.3%	(490)	(329)	32.9%
Deferrals, net of operating amortization	(182)	58	59	56	54	129.7%	(70)	169	NM
Adjustment related to realized (gains) losses	1	(1)	(4)	(1)	(4)	NM	3	(10)	NM
Adjustment related to unrealized (gains) losses	(452)	604	144	809	124	127.4%	(831)	1,078	229.7%
Balance as of end-of-period	$3,620	$4,281	$4,480	$5,344	$5,520	52.5%	$3,620	$5,520	52.5%

DFEL - Life Insurance
Balance as of beginning-of-period	$997	$742	$1,115	$1,090	$1,556	56.1%	$1,106	$1,115	0.8%
Deferrals	73	87	77	75	68	-6.8%	238	220	-7.6%
Operating amortization	(132)	(57)	(49)	(40)	(63)	52.3%	(216)	(152)	29.6%
Deferrals, net of operating amortization	(59)	30	28	35	5	108.5%	22	68	209.1%
Adjustment related to realized (gains) losses	-	-	(1)	-	(1)	NM	-	(2)	NM
Adjustment related to unrealized (gains) losses	(196)	343	(52)	431	37	118.9%	(386)	416	207.8%
Balance as of end-of-period	$742	$1,115	$1,090	$1,556	$1,597	115.2%	$742	$1,597	115.2%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$170	$175	$192	$192	$201	18.2%	$165	$192	16.4%
Deferrals	15	31	15	18	20	33.3%	43	53	23.3%
Operating amortization	(10)	(14)	(15)	(9)	(10)	0.0%	(33)	(34)	-3.0%
Deferrals, net of operating amortization	5	17	-	9	10	100.0%	10	19	90.0%
Balance as of end-of-period	$175	$192	$192	$201	$211	20.6%	$175	$211	20.6%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Fixed Annuities
Balance as of beginning-of-period	$18,273	$18,347	$18,438	$18,539	$18,494	1.2%	$18,106	$18,439	1.8%
Gross deposits	489	520	280	264	233	-52.4%	1,229	777	-36.8%
Withdrawals and deaths	(599)	(571)	(435)	(462)	(462)	22.9%	(1,541)	(1,360)	11.7%
Net flows	(110)	(51)	(155)	(198)	(229)	NM	(312)	(583)	-86.9%
Reinvested interest credited	173	135	254	150	190	9.8%	523	594	13.6%
Sales inducements deferred	11	7	2	3	2	-81.8%	30	7	-76.7%
Balance as of end-of-period, gross	18,347	18,438	18,539	18,494	18,457	0.6%	18,347	18,457	0.6%
Reinsurance ceded	(849)	(830)	(811)	(796)	(779)	8.2%	(849)	(779)	8.2%
Balance as of end-of-period, net	$17,498	$17,608	$17,728	$17,698	$17,678	1.0%	$17,498	$17,678	1.0%

Variable Annuities
Balance as of beginning-of-period	$72,976	$76,696	$78,906	$83,687	$85,395	17.0%	$68,330	$78,906	15.5%
Gross deposits	2,188	3,019	2,939	3,917	3,407	55.7%	6,796	10,263	51.0%
Withdrawals and deaths	(1,682)	(1,908)	(1,899)	(2,016)	(1,943)	-15.5%	(5,093)	(5,858)	-15.0%
Net flows	506	1,111	1,040	1,901	1,464	189.3%	1,703	4,405	158.7%
Change in market value and reinvestment	3,214	1,099	3,741	(193)	4,162	29.5%	6,663	7,710	15.7%
Balance as of end-of-period, gross	76,696	78,906	83,687	85,395	91,021	18.7%	76,696	91,021	18.7%
Reinsurance ceded	(1)	-	(1)	-	-	100.0%	(1)	-	100.0%
Balance as of end-of-period, net	$76,695	$78,906	$83,686	$85,395	$91,021	18.7%	$76,695	$91,021	18.7%

Total
Balance as of beginning-of-period	$91,249	$95,043	$97,344	$102,226	$103,889	13.9%	$86,436	$97,345	12.6%
Gross deposits	2,677	3,539	3,219	4,181	3,640	36.0%	8,025	11,040	37.6%
Withdrawals and deaths	(2,281)	(2,479)	(2,334)	(2,478)	(2,405)	-5.4%	(6,634)	(7,218)	-8.8%
Net flows	396	1,060	885	1,703	1,235	211.9%	1,391	3,822	174.8%
Change in market value and reinvestment	3,387	1,234	3,995	(43)	4,352	28.5%	7,186	8,304	15.6%
Sales inducements deferred	11	7	2	3	2	-81.8%	30	7	-76.7%
Balance as of end-of-period, gross	95,043	97,344	102,226	103,889	109,478	15.2%	95,043	109,478	15.2%
Reinsurance ceded	(850)	(830)	(812)	(796)	(779)	8.4%	(850)	(779)	8.4%
Balance as of end-of-period, net	$94,193	$96,514	$101,414	$103,093	$108,699	15.4%	$94,193	$108,699	15.4%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Small Market
Balance as of beginning-of-period	$6,470	$6,766	$7,001	$7,373	$7,377	14.0%	$6,168	$7,001	13.5%
Gross deposits	362	577	407	366	362	0.0%	1,152	1,135	-1.5%
Withdrawals and deaths	(330)	(405)	(409)	(369)	(375)	-13.6%	(1,110)	(1,153)	-3.9%
Net flows	32	172	(2)	(3)	(13)	NM	42	(18)	NM
Transfers between fixed and variable accounts	(5)	(22)	(14)	1	-	100.0%	(16)	(13)	18.8%
Change in market value and reinvestment	269	85	388	6	331	23.0%	572	725	26.7%
Balance as of end-of-period	$6,766	$7,001	$7,373	$7,377	$7,695	13.7%	$6,766	$7,695	13.7%

Mid - Large Market
Balance as of beginning-of-period	$19,139	$20,293	$21,050	$22,776	$23,486	22.7%	$17,434	$21,049	20.7%
Gross deposits	1,186	1,123	1,099	1,093	1,338	12.8%	2,852	3,532	23.8%
Withdrawals and deaths	(798)	(633)	(532)	(542)	(881)	-10.4%	(1,697)	(1,956)	-15.3%
Net flows	388	490	567	551	457	17.8%	1,155	1,576	36.5%
Transfers between fixed and variable accounts	(17)	(12)	13	7	(14)	17.6%	(24)	5	120.8%
Change in market value and reinvestment	783	279	1,146	152	1,130	44.3%	1,728	2,429	40.6%
Balance as of end-of-period	$20,293	$21,050	$22,776	$23,486	$25,059	23.5%	$20,293	$25,059	23.5%

Multi-Fund® and Other
Balance as of beginning-of-period	$15,788	$16,044	$15,880	$16,293	$16,234	2.8%	$15,531	$15,881	2.3%
Gross deposits	169	161	161	158	160	-5.3%	515	477	-7.4%
Withdrawals and deaths	(357)	(475)	(382)	(369)	(385)	-7.8%	(1,074)	(1,134)	-5.6%
Net flows	(188)	(314)	(221)	(211)	(225)	-19.7%	(559)	(657)	-17.5%
Change in market value and reinvestment	444	150	634	152	546	23.0%	1,072	1,331	24.2%
Balance as of end-of-period	$16,044	$15,880	$16,293	$16,234	$16,555	3.2%	$16,044	$16,555	3.2%

Total
Balance as of beginning-of-period	$41,397	$43,103	$43,931	$46,442	$47,097	13.8%	$39,133	$43,931	12.3%
Gross deposits	1,717	1,861	1,667	1,617	1,860	8.3%	4,519	5,144	13.8%
Withdrawals and deaths	(1,485)	(1,513)	(1,323)	(1,280)	(1,641)	-10.5%	(3,881)	(4,243)	-9.3%
Net flows	232	348	344	337	219	-5.6%	638	901	41.2%
Transfers between fixed and variable accounts	(22)	(34)	(1)	8	(14)	36.4%	(40)	(8)	80.0%
Change in market value and reinvestment	1,496	514	2,168	310	2,007	34.2%	3,372	4,485	33.0%
Balance as of end-of-period	$43,103	$43,931	$46,442	$47,097	$49,309	14.4%	$43,103	$49,309	14.4%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$31,750	$31,986	$32,432	$32,817	$33,108	4.3%	$31,219	$32,432	3.9%
Deposits	971	1,132	998	966	938	-3.4%	2,952	2,902	-1.7%
Withdrawals and deaths	(337)	(267)	(187)	(247)	(255)	24.3%	(985)	(690)	29.9%
Net flows	634	865	811	719	683	7.7%	1,967	2,212	12.5%
Contract holder assessments	(712)	(737)	(743)	(748)	(752)	-5.6%	(2,134)	(2,243)	-5.1%
Reinvested interest credited	314	318	317	320	327	4.1%	934	965	3.3%
Balance as of end-of-period, gross	31,986	32,432	32,817	33,108	33,366	4.3%	31,986	33,366	4.3%
Reinsurance ceded	(847)	(838)	(831)	(819)	(813)	4.0%	(847)	(813)	4.0%
Balance as of end-of-period, net	$31,139	$31,594	$31,986	$32,289	$32,553	4.5%	$31,139	$32,553	4.5%

VUL
Balance as of beginning-of-period	$6,005	$6,262	$6,523	$6,859	$6,972	16.1%	$5,687	$6,523	14.7%
Deposits	135	414	242	287	292	116.3%	451	821	82.0%
Withdrawals and deaths	(84)	(131)	(205)	(117)	(113)	-34.5%	(279)	(435)	-55.9%
Net flows	51	283	37	170	179	251.0%	172	386	124.4%
Contract holder assessments	(104)	(126)	(85)	(113)	(104)	0.0%	(287)	(302)	-5.2%
Change in market value and reinvestment	310	104	384	56	406	31.0%	690	846	22.6%
Balance as of end-of-period, gross	6,262	6,523	6,859	6,972	7,453	19.0%	6,262	7,453	19.0%
Reinsurance ceded	(812)	(792)	(827)	(815)	(849)	-4.6%	(812)	(849)	-4.6%
Balance as of end-of-period, net	$5,450	$5,731	$6,032	$6,157	$6,604	21.2%	$5,450	$6,604	21.2%

Total
Balance as of beginning-of-period	$37,755	$38,248	$38,955	$39,676	$40,080	6.2%	$36,906	$38,955	5.6%
Deposits	1,106	1,546	1,240	1,253	1,230	11.2%	3,403	3,723	9.4%
Withdrawals and deaths	(421)	(398)	(392)	(364)	(368)	12.6%	(1,264)	(1,125)	11.0%
Net flows	685	1,148	848	889	862	25.8%	2,139	2,598	21.5%
Contract holder assessments	(816)	(863)	(828)	(861)	(856)	-4.9%	(2,421)	(2,545)	-5.1%
Change in market value and reinvestment	624	422	701	376	733	17.5%	1,624	1,811	11.5%
Balance as of end-of-period, gross	38,248	38,955	39,676	40,080	40,819	6.7%	38,248	40,819	6.7%
Reinsurance ceded	(1,659)	(1,630)	(1,658)	(1,634)	(1,662)	-0.2%	(1,659)	(1,662)	-0.2%
Balance as of end-of-period, net	$36,589	$37,325	$38,018	$38,446	$39,157	7.0%	$36,589	$39,157	7.0%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	Change	9/30/12	9/30/13	Change
Revenues
Operating revenues	$2,914	$2,956	$2,930	$3,049	$3,073	5.5%	$8,614	$9,052	5.1%
Excluded realized gain (loss)	39	17	(91)	(51)	(65)	NM	(55)	(208)	NM
Amortization of DFEL on benefit ratio unlocking	-	(1)	(1)	-	-	NM	-	1	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	3	2	-33.3%
Total revenues	$2,954	$2,973	$2,839	$2,999	$3,009	1.9%	$8,562	$8,847	3.3%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$25	$11	$(60)	$(33)	$(43)	NM	$(35)	$(135)	NM
Benefit ratio unlocking	10	2	14	(2)	13	30.0%	24	25	4.2%
Net gain (loss), after-tax	$35	$13	$(46)	$(35)	$(30)	NM	$(11)	$(110)	NM

Net Income
Income (loss) from operations	$362	$310	$285	$351	$367	1.4%	$974	$1,002	2.9%
Excluded realized gain (loss)	25	11	(60)	(33)	(43)	NM	(35)	(135)	NM
Benefit ratio unlocking	10	2	14	(2)	13	30.0%	24	25	4.2%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	1	-	-	1	-	-100.0%	1	1	0.0%
Gain (loss) on early extinguishment of debt	-	(3)	-	-	-	NM	-	-	NM
Impairment of intangibles	2	-	-	-	-	-100.0%	1	-	-100.0%
Income (loss) from discontinued operations	28	-	-	-	-	-100.0%	27	-	-100.0%
Net income (loss)	$428	$320	$239	$317	$337	-21.3%	$992	$893	-10.0%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$1.27	$1.10	$1.02	$1.27	$1.34	5.5%	$3.36	$3.63	8.0%
Excluded realized gain (loss)	0.09	0.04	(0.21)	(0.11)	(0.16)	NM	(0.12)	(0.48)	NM
Benefit ratio unlocking	0.04	0.01	0.05	(0.01)	0.05	25.0%	0.08	0.09	12.5%
Gain (loss) on early extinguishment of debt	-	(0.01)	-	-	-	NM	-	-	NM
Impairment of intangibles	0.01	-	-	-	-	-100.0%	0.01	-	-100.0%
Income (loss) from discontinued operations	0.10	-	-	-	-	-100.0%	0.09	-	-100.0%
Net income (loss)	$1.51	$1.14	$0.86	$1.15	$1.23	-18.5%	$3.42	$3.24	-5.3%